UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 29, 2023
Intellicheck, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-15465	11-3234779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Broadhollow Road, Suite 207, Melville, NY	11747
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 992-1900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	IDN	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02(e)
On March 29, 2023, Jeffrey Ishmael, Chief Financial Officer (“CFO”) of Intellicheck, Inc. (the “Company”) entered into an “Option Cancellation Agreement” with the Company with the purpose of surrendering for cancellation a tranche of “Incentive Stock Options” (ISOs). These ISOs were tied directly with Mr. Ishmael’s 2022 Bonus compensation as indicated in Mr. Ishmael’s original employment agreement (“Jeffrey Ishmael Employment Agreement”) since he was appointed CFO on May 13, 2022 as referenced in the Company’s Current Report on Form 8-K, filed with the SEC on May 9, 2022. The ISOs are being surrendered for cancellation in exchange for a new equity incentive grant in the form of restricted stock units (RSUs).
On March 29, 2023, Mr. Ishmael entered into an agreement (“RSU Agreement”) with the Company, which granted Mr. Ishmael an equivalent quantity of RSUs to the number of ISOs that were surrendered as mentioned above. These RSUs will fully vest on March 31, 2023.

The above description of the agreements is qualified in its entirety by reference to the copies of such agreements filed herewith as Exhibits 99.1, 99.2 and incorporated herein by reference, as well as a copy of Mr. Ishmael’s employment agreement (“Jeffrey Ishmael Employment Agreement”) which was filed as Exhibit 10.6 within the Company’s Annual Report on Form 10-K, filed with the SEC on March 28, 2023.
Item 9.01.    Exhibits.
(d) Exhibits

99.1	Jeffrey Ishmael Option Cancellation Agreement
99.2	Jeffrey Ishmael RSU Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2023	INTELLICHECK, INC.

	By:	/s/ Jeffrey Ishmael
	Name:	Jeffrey Ishmael
	Title:	Chief Financial Officer

Exhibit Index

99.1	Jeffrey Ishmael Option Cancellation Agreement
99.2	Jeffrey Ishmael RSU Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)